                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549



                                FORM 8-A/A



             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                 PURSUANT TO SECTION 12(B) OR (G) OF THE
                     SECURITIES EXCHANGE ACT OF 1934



                          NET PERCEPTIONS, INC.
          ------------------------------------------------------
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                 Delaware                                     41-1844584
      ------------------------------                    ----------------------
                 (STATE OF                                 (I.R.S. EMPLOYER
      INCORPORATION OR ORGANIZATION)                    IDENTIFICATION NUMBER)




             7901 Flying Cloud Drive
              Minneapolis, Minnesota                                   55344
      ----------------------------------------                       ----------
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


If this form relates to the                         If this form relates to the
registration of a class of                          registration of a class of
securities pursuant to                              securities pursuant to
Section 12(b) of the Exchange                       Section 12(g) of the
Act and is effective pursuant to                    Exchange Act and is
General Instruction A.(c),                          effective pursuant to
please check the following box. / /                 General Instruction A.(d),
                                                    please check the following
                                                    box. / /


SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:
                                                                    333-71919
                                                                 ---------------
                                                                 (IF APPLICABLE)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

           TITLE OF EACH CLASS                   NAME OF EACH EXCHANGE ON WHICH
           TO BE SO REGISTERED                   EACH CLASS IS TO BE REGISTERED

              Not Applicable                             Not Applicable

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                    COMMON STOCK, $0.0001 PAR VALUE

                            (TITLE OF CLASS)

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-71919).

ITEM 2. Exhibits.

        EXHIBIT
        NUMBER         DESCRIPTION
        -------        -----------
        1.1            Specimen Certificate of the Registrant's common stock -
                       incorporated herein by reference to Exhibit 4.2 to
                       the Company's Registration Statement (File No.
                       333-71919).

        2.1+ Amended and Restated Certificate of Incorporation of the Registrant, as amended to date - incorporated herein by reference to Exhibit 3.2 to the Company's
                       Registration Statement (File No. 333-71919).

        2.2+           Form of Amended and Restated Certificate of
                       Incorporation of the Registrant to be filed upon the closing of the Registrant's initial public offering
                       -incorporated herein by reference to Exhibit 3.3 to the Company's Registration Statement (File No.
                       333-71919).

        2.3+           Bylaws of the Registrant, as amended to date
                       -incorporated herein by reference to Exhibit 3.4 to the Company's Registration Statement (File No.
                       333-71919).

        2.4+ Form of Amended and Restated Bylaws of the Registrant to become effective in connection with the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.5 to the Company's Registration Statement (File No. 333-71919).

        2.5+           Amended and Restated Investors' Rights Agreement
                       -incorporated herein by reference to Exhibit 4.1 to the Company's Registration Statement (File No.
                       333-71919).

--------------------------
+  Previously filed with The Commission

                                     SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       NET PERCEPTIONS, INC.



Date: April 20, 1999                   By: /s/ Thomas M. Donnelly
                                           -----------------------------------
                                           Thomas M. Donnelly
                                           Chief Financial Officer and Secretary

                                     EXHIBITS

        EXHIBIT
        NUMBER         DESCRIPTION
        -------        -----------
        1.1            Specimen Certificate of the Registrant's common stock -
                       incorporated herein by reference to Exhibit 4.2 to
                       the Company's Registration Statement (File No.
                       333-71919).

        2.1+ Amended and Restated Certificate of Incorporation of the Registrant, as amended to date - incorporated herein by reference to Exhibit 3.2 to the Company's
                       Registration Statement (File No. 333-71919).

        2.2+           Form of Amended and Restated Certificate of
                       Incorporation of the Registrant to be filed upon the closing of the Registrant's initial public offering
                       -incorporated herein by reference to Exhibit 3.3 to the Company's Registration Statement (File No.
                       333-71919).

        2.3+           Bylaws of the Registrant, as amended to date
                       -incorporated herein by reference to Exhibit 3.4 to the Company's Registration Statement (File No.
                       333-71919).

        2.4+ Form of Amended and Restated Bylaws of the Registrant to become effective in connection with the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.5 to the Company's Registration Statement (File No. 333-71919).

        2.5+           Amended and Restated Investors' Rights Agreement
                       -incorporated herein by reference to Exhibit 4.1 to the Company's Registration Statement (File No.
                       333-71919).

--------------------------
+  Previously filed with The Commission